UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 18, 2014

                           GREENHOUSE SOLUTIONS, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


            Nevada                    000-54759                   45-2094634
----------------------------  ---------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer Ident
                                                               -ification No.)
     of incorporation)

                    16359 County Rd S, Fort Morgan, CO 80701
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (970) 439-1905
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)
              4 Research Dr., Suite 402, Shelton, Connecticut 06484

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 26, 2014, Matthew Brown resigned as Chief Executive Officer and Director of Greenhouse Solutions, Inc.

Appointment of Officer and Director
-----------------------------------

On November 26, 2014, Redgie Green was appointed as Acting Chief Executive Officer and Director of Greenhouse Solutions, Inc. (the "Corporation").

There  are no  transactions  between  Mr.  Green  and the  Corporation  that are
reportable   under  Item  404(a)  of  Regulation   S-K.   There  are  no  family
relationships among our directors or executive officers

Redgie Green - Age 61

On October 20, 2010, Mr. Green was appointed the Chief Executive Officer and a Director of Legacy Technology Holdings, Inc.

Mr. Green served as the Chief Executive Officer of Sun River Energy, Inc. since January 2009 through August 3, 2010. From January 2009 through October 2009, he served as the President of Sun River Energy, Inc. He has served as a director of Sun River Energy, Inc. from 1998 through October 2010. Mr. Green was co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc. 2005. He is a director of Concord Ventures, Inc. since 2006. He has served as a director of ASPI, Inc. from 2006 through the fall of 2009 and was appointed as an officer and director of Captech Financial, Inc. in May 2006. He has been a director of INTREorg, Inc. since 2008. He served as a director of Baymark Technologies, Inc. 2005-2006.



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





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREENHOUSE SOLUTIONS, INC.


November 26, 2014                       By: ____________________________________

                                            Title: Matthew Brown
                                            President, Chief Executive Officer
                                            and Director













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